Corrected Voting Card
                        Tripos, Inc.
                                                  April 17,1997
Dear Shareholder:

      Due to a typographical error in the printing of the original proxy card included with the Proxy Statement and Notice of Annual Meeting of Shareholders, Tripos, Inc. requests that you discard the white proxy card and instead use this blue card to cast your vote on the proposals described in the Proxy Statement and Notice of Annual Meeting of Shareholders of Tripos, Inc. Proposal 2 on the original white card reflected an incorrect amount of shares. Proposal 2 should have read as follows: "2. PROPOSAL TO AMEND THE 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER FROM 704,000 TO 1,100,000". The attached card reflects the corrected amount and should be used to cast your vote. If you have already returned the white proxy card, please complete the blue proxy form attached below and
return it in  the envelope  provided.   The white proxy card
will be disregarded and the shares represented thereby will not be voted.

The 1997 Annual Meeting of Shareholders of Tripos, Inc. will be held at the World Trade Center St. Louis, 121 S. Meramec, 10th Floor, Clayton, Missouri, 63105, on Friday, May 9, 1997 at 1:00 p.m. local time. At the meeting, shareholders will elect directors, act on a proposal to amend the 1994 Stock Option Plan, and transact such other business as may properly come before the meeting and any adjournments thereof.

      It  is  important  that  your shares are
represented  at  the meeting.   Whether or not you plan
on attending the meeting, please review the enclosed proxy materials, complete the proxy form attached below and promptly return the form in the envelope provided.

          PLEASE DETACH AND MARK THE PROXY, SIGN IT ON
THE REVERSE SIDE, AND RETURN IT IN THE ENVELOPE PROVIDED
                   BEFORE THE MEETING

                      (Detach Proxy Form Here)
--------------------------------------------------------
  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF TRIPOS,INC.
      The undersigned hereby appoints Colleen A. Martin and John D. Yingling as proxies, each with full power to appoint her/his substitute, and hereby authorizes them to vote as designated below, all the shares of Common Stock of Tripos, Inc. held of record by the undersigned on April 4, 1997 at the annual meeting of shareholders to be held on May 9, 1997, at 1:00 p.m., local time, at the World Trade Center St.
Louis,  121  S. Meramec,  10th  Floor,  Clayton,
Missouri, 63105, or at any adjournment thereof.

1.   ELECTION OF DIRECTORS
FOR  O  all nominees listed below         WITHHOLD AUTHORITY  O
(except as marked to the contrary below)  to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any
     individual nominee, strike a line through the
     nominee's name in the list below)
Ralph Lobdell,   Stewart Carrell,   John McAlister,
Gary Meredith, Ferid Murad,   Alfred Alberts

2.  PROPOSAL TO AMEND THE 1994 STOCK OPTION PLAN TO
INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER FROM
704,000 TO 1,100,000
            FOR  O         AGAINST  O          ABSTAIN  O
3. In their discretion, the proxies are authorized to vote on such other business as may properly come before this meeting.


                      (Detach Proxy Form Here)
------------------------------------------------------------
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF
NO DIRECTION IS MADE,  THIS PROXY WILL BE VOTED FOR
PROPOSALS 1 AND  2 .

                                        Dated:____________________, 1997


                                        ____________________
                                             Signature *



                                        ____________________
                                        Signature, if held jointly *

                                        *Please sign exactly
                                        as name appears on
                                        this form.  When
                                        signing as attorney,
                                        executor, administrator,
                                        trustee, or guardian, please
                                        give full title as
                                        such.  If a corporation, please
                                        sign in full corporate name by
                                        President or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized person.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PRIOR TO THE MEETING.